                                                                    EXHIBIT 10.6



                               AMENDMENT NO. 2 TO

                          NETCENTER SERVICES AGREEMENT
                                  No: 004327-2

This Amendment No. 2 (the "Amendment") is entered into by Netscape Communications Corporation, a Delaware corporation, with its principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and Excite, Inc., a California corporation, with principal offices at 555 Broadway, Redwood City, CA 94063 ("Licensee") and effective as of the date of execution by Netscape ("Effective Date").

WHEREAS, the parties have entered into a Netcenter Services Agreement effective April 29, 1998 (the "Agreement");

WHEREAS, the parties have entered into Amendment No. 1 to the Netcenter Services Agreement effective as of May 26, 1998 ("Amendment No. 1");

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

The parties agree to amend EXHIBIT G entitled Channel Allocation. The first paragraph of EXHIBIT G shall be amended in its entirety as follows:

          "Both parties agree to use their best efforts to have the following Netscape Channels and Excite Co-Branded Channels up within 60 days after the Effective Date. The Launch Date shall occur on the first to occur of: (i) upon such date as the parties mutually agree, or (ii) the date when the following Channels are up:

               Netscape Channels: Small Business; Business News; Travel and Careers.

               Excite Co-Branded Channels: Games, Autos Shopping, Lifestyles and one of Real Estate, Auctions or Education, as such additional Co-Branded Channel shall be mutually agreed.

     The remaining Co-Branded Channels will be implemented within 6 weeks of the initial Launch Date or upon such date as the parties mutually agree. Excite shall use reasonable commercial efforts to launch the Interim Channels within 6 weeks of the Launch Date. Excite shall commit to providing at least four dedicated people to help achieve a timely launch and maintenance of the Service.

     The Netscape Branded Search Service shall also be launched on July 1, 1998 or upon such date as the parties mutually agree."

     2. Capitalized terms defined in the Agreement and Amendment No. 1 shall have the same meaning in this Amendment as in the Agreement and Amendment No. 1.

     3. Except as explicitly modified, all terms, conditions and provisions of the Agreement and Amendment No. 1 shall continue in full force and effect.

     4. In the event of any inconsistency or conflict between the Agreement, Amendment No.1 and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

     5. The Agreement, Amendment No. 1 and this Amendment constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement, Amendment No. 1 and this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, effective as of the Effective Date.

NETSCAPE COMMUNICATIONS                  EXCITE, INC.
CORPORATION


By: /s/  Noreen G. Bergin           By: /s/  Brett Bullington
    ----------------------------        ----------------------------
         Signature                           Signature

Name: NOREEN G. BERGIN              Name:  BRETT BULLINGTON
     ---------------------------          ---------------------------
      Print or Type Name                   Print or Type Name

Title:  Senior Vice President,      Title: Executive Vice President
        Finance and Corporate
        Controller
     ---------------------------          ---------------------------

Date:   6/11/98                     Date:  June 9, 1998
     ---------------------------          ---------------------------
        Effective Date